UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT,
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT: June 29, 2007
(Date of earliest event reported)
COMPREHENSIVE CARE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-9927	95-2594724
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3405 West Dr. Martin Luther King Jr. Boulevard Suite 101 Tampa, Florida	33607
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (813) 288-4808
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d)                On June 29, 2007, our Board of Directors unanimously appointed Vijay A. Chevli to the Board of Directors and to serve on the Audit Committee as its financial expert. Mr. Chevli is currently Head of Investment Banking and Managing Director at The Mentor Group, which is a full service, national investment banking, valuation and appraisal firm. Mr. Chevli is also on the Board of Directors of the Southern California Chapter of an entrepreneurship mentoring organization, TiE (Talent. Ideas. Entrepreneurship.), for which he also serves as an Executive Committee member.
                    Prior to joining The Mentor Group, Mr. Chevli worked in the Mergers and Acquisitions and Private Equity Group at Houlihan Lokey Howard & Zukin Capital. Mr. Chevli also worked at Wasserstein Perella & Co., where he focused on mergers and acquisitions, leveraged buyouts and recapitalizations, takeover defense advisory, solicitations, and strategic advisory services for clients in diverse industry segments.
                    Mr. Chevli received his B.A. in Economics/Business with a Computing Specialization from the University of California, Los Angeles, and his M.B.A. from The Anderson School at the University of California, Los Angeles.
                    Mr. Chevli also is a frequent speaker at professional seminars on mergers and acquisitions, and valuation.
Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements. None.
(b)	Pro Forma Financial Information. None.
(c)	Shell Company Transactions. None.
(d)	Exhibits. None.
CAUTIONARY STATEMENT FOR THE PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: Certain information included in this report on Form 8-K and in other Company reports, SEC filings, statements, and presentations is forward looking within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements concerning the Company’s anticipated operating results, financial resources, increases in revenues, increased profitability, interest expense, growth and expansion, and the ability to obtain new behavioral healthcare contracts. Such forward-looking information involves important risks and uncertainties that could significantly affect actual results and cause them to differ materially from expectations expressed herein and in other Company reports, SEC filings, statements, and presentations. These risks and uncertainties include, but are not limited to, changes in local, regional, and national economic and political conditions, the effect of governmental regulation, competitive market conditions, varying trends in member utilization, our ability to manage healthcare operating expenses, our ability to achieve expected results from new business, the profitability of our capitated contracts, cost of care, seasonality, the Company’s ability to obtain additional financing, and other risks detailed from time to time in the Company’s SEC reports.

SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

COMPREHENSIVE CARE CORPORATION

By:	/s/ Robert J. Landis

Name: Robert J. Landis
Title: Chairman of the Board, Chief Financial Officer and Treasurer
Date: July 3, 2007